NORTHERN FUNDS

Short Bond Fund

Summary Prospectus | October 2, 2012	Ticker: BSBAX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated October 2, 2012, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income) with minimal reasonable risk.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.40%
Other Expenses		0.35%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.10%
Total Annual Fund Operating Expenses		0.75%
Expense Reimbursement(1)		(0.35)%
Total Annual Fund Operating Expenses After Expense Reimbursement		0.40%

(1)

Northern Trust Investments, Inc. (the “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Fund (excluding acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Fund; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) to the extent the “Total Annual Fund Operating Expenses After Expense Reimbursement” exceed 0.40%. This contractual limitation may not be terminated before November 30, 2013 without the approval of the Fund’s Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$205	$382	$898

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Northern Institutional Short Bond Portfolio’s (the “Predecessor Short Bond Fund”) turnover rate was 411.73% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fund will invest, under normal circumstances, at least 80% of its net assets in bonds and other fixed-income securities. These may include:

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Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

■	Obligations of state, local and foreign governments;

■	Obligations of domestic and foreign banks and corporations;

■	Zero coupon bonds, debentures, preferred stock and convertible securities;

■	Mortgage and other asset-backed securities;

■	Stripped securities evidencing ownership of future interest or principal payments on debt obligations; and

■	Repurchase agreements relating to the above instruments.

Although the Fund primarily invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical

NF SUM SB (10/12)	SUMMARY PROSPECTUS	1	SHORT BOND FUND

Rating Organization (“NRSRO”) or of comparable quality as determined by the Investment Adviser), it may invest to a limited extent in obligations of foreign issuers and in junk bonds.

In buying and selling securities for the Fund, the investment management team uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and types of securities (such as treasury, agency, asset-backed, mortgage-related and corporate securities) that the team believes will provide a favorable return in light of these risks.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between one and three years.

The investment management team may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

MARKET RISK is the risk that the market values of fixed-income securities owned by the Fund may decline, at times sharply and unpredictably.

MANAGEMENT RISK is the risk that a strategy used by the investment management team may fail to produce the intended results.

LIQUIDITY RISK is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns.

INTEREST RATE/MATURITY RISK is the risk that the value of the Fund’s assets will decline because of rising interest rates. This risk is generally lower for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed income securities.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of the underlying mortgage or other collateral of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

CURRENCY RISK is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the

Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payment.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover is likely to lead to increased Fund expenses that may result in lower investment returns. High portfolio turnover also is likely to result in higher short-term capital gains taxable to shareholders. For the last fiscal year, the annual portfolio turnover rate of the Predecessor Short Bond Fund exceeded 100%.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. It is currently contemplated that before the Fund commences operations, substantially all of the assets of the Predecessor Short Bond Fund, another portfolio advised by the Investment Adviser, will be transferred to the Fund in a tax-free reorganization (the “Reorganization”), which is expected to occur on or about November 16, 2012. The

SHORT BOND FUND	2	SUMMARY PROSPECTUS

Predecessor Short Bond Fund was managed with the same investment objective, strategies and policies as will be followed by the Fund. As a result of the Reorganization, the performance and accounting history of the Predecessor Short Bond Fund prior to the date of the Reorganization will be assumed by the Fund.

The performance information set forth in the bar chart and table below is that of the Class A Shares of the Predecessor Short Bond Fund, which commenced operations on January 11, 1993.

The Predecessor Short Bond Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s Web site at www.northernfunds.com or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN (CLASS A)*

* For the periods shown in the bar chart above, the highest quarterly return was 3.02% in the fourth quarter of 2008, and the lowest quarterly return was (1.69)% in the second quarter of 2004.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2011)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Predecessor Short Bond Fund—Class A	1/11/93
Return before taxes		2.27%	3.90%	3.58%	4.76%
Return after taxes on distributions		1.49%	2.81%	2.38%	2.83%
Return after taxes on distributions and sale of Fund shares		1.47%	2.69%	2.35%	2.85%
Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses, or taxes)		1.59%	3.99%	3.63%	4.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, Inc., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Short Bond Fund. Fred A. Azar, Vice President of Northern Trust Investments, Inc., and Bradley Camden, Vice President of Northern Trust Investments, Inc., have been managers of the Fund (including the Predecessor Short Bond Fund) since November 2011 and November 2010, respectively.

PURCHASE AND SALE OF FUND SHARES

You may purchase Fund shares through your account at Northern Trust or an authorized intermediary or you may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

■	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

■	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

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By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

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By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

SUMMARY PROSPECTUS	3	SHORT BOND FUND

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By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to www.northernfunds.com or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

SHORT BOND FUND	4	SUMMARY PROSPECTUS